                                                                   Exhibit 10.58
                                                                   -------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

                                      No.
                           STOCK SUBSCRIPTION WARRANT

                          To Purchase Common Stock of

                         ONTOGENY, INC. (the "Company")

                  DATE OF INITIAL ISSUANCE:  November 21, 1997

     THIS CERTIFIES THAT for value received, TRANSAMERICA BUSINESS CREDIT CORPORATION or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Seven Thousand Six Hundred Fifty (7,650) shares of common stock, $.01 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1.    DEFINITIONS.
              -----------
     For all purposes of this Warrant, the following terms shall have the meanings indicated:

     COMMON STOCK - shall mean and include the Company's authorized Common
     ------------
Stock, $.01 par value, as constituted at the date hereof.

     EXCHANGE ACT - shall mean the Securities Exchange Act of 1934, as amended
     ------------
from time to time.

     SECURITIES ACT - the Securities Act of 1933, as amended.
     --------------

     TERM OF THIS WARRANT - shall mean the period beginning on the date of
     --------------------
initial issuance hereof and ending on November 21, 2002, subject to the provisions of Section 2.3 below.

     WARRANT PRICE - $2.50 per share, subject to adjustment in accordance with
     -------------
Section 5 hereof.

     WARRANTS - this Warrant and any other Warrant or Warrants issued in
     --------
connection with a Commitment Letter dated September 16, 1997 executed by the Company and Transamerica Business Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, or any transferees from such original holder or this Holder.

     WARRANT SHARES - shares of Common Stock purchased or purchasable by the
     --------------
Holder of this Warrant upon the exercise hereof.

SECTION 2.    EXERCISE OF WARRANT.
              -------------------

2.1.  PROCEDURE FOR EXERCISE OF WARRANT.  This Warrant may be exercised in whole
      ---------------------------------
or in part by the Holder at any time, or from time to time, prior to the expiration of the Term. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 13 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company or wire transfer of funds to the Company's account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of exercise, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 13 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:

                              CS = WCS x (CMP-WP)
                                   --------------
                                        CMP

Where

CS    equals the number of shares of Common Stock to be issued to the Holder

WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of exercise)

CMP   equals the Current Market Price (at the date of exercise)

WP    equals the Warrant Price (as adjusted to the date of exercise)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Notice of Exercise and Warrant is delivered to the Company and payment of the Warrant Price and any applicable taxes is made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2.  TRANSFER RESTRICTION LEGEND.  Each certificate for Warrant Shares shall
      ---------------------------
bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act, or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

2.3.  ACCELERATION OF TERM UPON INITIAL PUBLIC OFFERING.  Notwithstanding any
      -------------------------------------------------
provision to the contrary contained in this Warrant, the Holder's right to exercise this Warrant shall expire, if not previously exercised, immediately upon the closing of the issuance and sale of shares of Common Stock in the Company's first public offering of securities for its own account pursuant to an effective registration statement under the Securities Act (the "Initial Public Offering"), provided that the underwriters request that the Holder exercise this Warrant and provide at least fifteen (15) business days' opportunity to exercise.

The Company shall notify the Holder if the Initial Public Offering is proposed, within a reasonable period of time prior to the filing of a registration statement. Such notice shall contain such details of the proposed Initial Public Offering as are reasonable in the circumstances and notice that this Warrant is expected to expire upon closing thereof (provided such notice is delivered at least fifteen (15) business days prior thereto). If such closing does not take place, the Company shall promptly notify the Holder that such proposed transaction has been terminated. Anything to the contrary in this Warrant notwithstanding, the Holder may rescind any exercise promptly after such notice of termination of the proposed transaction if the exercise occurred after the Company notified the Holder that the Initial Public Offering was proposed or if the exercise were otherwise precipitated by such proposed Initial Public Offering. In the event of such rescission, this Warrant will continue to be exerciseable on the same terms and conditions.

SECTION 3.    COVENANTS AS TO COMMON STOCK.  The Company covenants and agrees
              ----------------------------
that all shares of Common Stock that may be issued upon the exercise of the rights represented by this

Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes (not including taxes on or measured by the net income or capital gains of the Holder) which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION 4.    ADJUSTMENT OF NUMBER OF SHARES.  Upon each adjustment of the
              ------------------------------
Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5.    ADJUSTMENT OF WARRANT PRICE.  The Warrant Price shall be subject
              ---------------------------
to adjustment from time to time as follows:

    (i) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

    (ii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

    (iii) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

    (iv) The Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the third business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (v) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

    (v) Whenever the Warrant Price shall be adjusted as provided in Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (viii) of this Section 5.

    (vi) Adjustments made pursuant to clauses (i) and (ii) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

    (vii) In the event the Company shall propose to take any action of the types described in clauses (i) or (ii) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of Common Stock of the Company.

    (viii) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6.    OWNERSHIP.
              ---------

6.1.  OWNERSHIP OF THIS WARRANT.  The Company may deem and treat the person in
      -------------------------
whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

6.2.  TRANSFER AND REPLACEMENT.  This Warrant and all rights hereunder are
      ------------------------
transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 13 hereof. In the event of any purported transfer of this Warrant not in accordance with the terms hereof, the Company shall not be required (i) to transfer on its books any of the rights to acquire shares of Common Stock or Common Stock issuable upon the exercise of such rights, or (ii) to treat as owner of such rights to acquire shares of Common Stock or Common Stock issuable upon the exercise of such rights. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes (not including taxes on or measured by the net income or capital gains of the Holder) and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Notwithstanding anything to the contrary herein, Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

SECTION 7.    MERGERS, CONSOLIDATION, SALES.  In the case of any proposed
              -----------------------------
consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the

Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

SECTION 8.    NOTICE OF DISSOLUTION OR LIQUIDATION.  In case of any distribution
              ------------------------------------
of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of twenty (20) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within twenty (20) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9.    NOTICE OF EXTRAORDINARY DIVIDENDS.  If the Board of Directors of
              ---------------------------------
the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than twenty (20) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION 10.    FRACTIONAL SHARES.  Fractional shares shall not be issued upon
               -----------------
the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the Current Market Price over the Warrant Price for such fractional share.

SECTION 11.    SPECIAL ARRANGEMENTS OF THE COMPANY.  The Company covenants and
               -----------------------------------
agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

11.1.  WILL RESERVE SHARES.  The Company will reserve and set apart and have
       -------------------
available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

11.2.  WILL NOT AMEND CERTIFICATE.  The Company will not amend its Certificate
       --------------------------
of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

11.3.  WILL BIND SUCCESSORS.  This Warrant shall be binding upon any corporation
       --------------------
or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 12.    REPRESENTATIONS AND COVENANTS OF THE HOLDER.  This Warrant has
               -------------------------------------------
been entered into by the Company in reliance upon the following representations and covenants of the Holder:

    (a) Investment Purpose. The right to acquire Common Stock or the Common Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

    (b) Private Issue. The Holder understands (i) that the Common Stock issuable upon exercise of this Warrant is not registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from registration and qualifications requirements, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 12.

    (c) Disposition of Holder's Rights. In no event will the Holder make a disposition of any of its rights to acquire Common Stock or Common Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (a) appropriate action necessary for compliance with the Securities Act has been taken, or (B) an exemption from the registration requirements of the Securities Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock or Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Common Stock when (1) such security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or (2) such security may be sold without registration in compliance with Rule 144 under the Securities Act, or (3) a letter shall have been issued to the Holder at the request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such commission, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate as hereinabove provided the Holder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

    (d) Financial Risk. The Holder has such knowledge and experience in financial and business matters and in investing in companies similar to the Company as to be capable of evaluating the merits and risk of its investment, and has the ability to bear the economic risks of its investment.

    (e) Authority. The Holder has full power and authority to enter into and to perform this Agreement in accordance with its terms. The Holder has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

    (f) Risk of No Registration. The Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities

Act, or file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, or if a registration statement covering the securities under the Securities Act is not in effect when it desires to sell (i) the rights to purchase Common Stock pursuant to this Warrant, or (ii) the Common Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of its rights to purchase Common Stock or Common Stock which may be made by it in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms and conditions of that Rule.

SECTION 13.    NOTICES.  Any notice or other document required or permitted to
               -------
be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention:
Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 45 Moulton Street, Cambridge, Massachusetts 02138, Attention: Vice President, Finance with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Mark G. Borden, Esq. or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 14.    NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY.  This Warrant
               -------------------------------------------------
shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 15.    LAW GOVERNING.  THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF
               -------------
THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 16.    MISCELLANEOUS.  This Warrant and any provision hereof may be
               -------------
changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder (or any respective successor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 21 day of November, 1997.


                                    ONTOGENY, INC.
[CORPORATE SEAL]
                                    By:    /s/ George Eldridge
                                           -------------------

                                    Title: Vice President
                                           -------------------

TRANSAMERICA BUSINESS
CREDIT CORPORATION

By: ____________________
Name:
Title:

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

     The undersigned hereby exercises the right to purchase _________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]

                  [_]  makes payment of $________ therefor; or

                  [_] directs the Company to issue _____ shares, and to withhold _____ shares in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:

     The shares are to be issued in certificates of the following denominations:

     The Holder confirms and acknowledges the investment representations made in
Section 12 of the Warrant.


                                    ___________________________________
                                    [Type Name of Holder]

                                    By: _______________________________

                                    Title: ____________________________

Dated: _________________________

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

              [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT


     FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _______________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.



                                    _________________________________
                                    [Type Name of Holder]

                                    By: _____________________________

                                    Title: __________________________

Dated: ________________________


NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

Acknowledged and accepted:


______________________________
[Type name of assignee]

                               FORM OF ASSIGNMENT
                                   (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT


     FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto ____________________ (i) the rights of the undersigned to purchase _____ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                    _____________________________________
                                    [Type Name of Holder]

                                    By: _________________________________

                                    Title: ______________________________

Dated: _________________________


NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

Acknowledged and accepted:


___________________________________
[Type name of assignee]

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